UNITED STATES

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11

SPECTRA ENERGY CORP

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 19, 2011

            SPECTRA ENERGY CORP

Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 18, 2011
Date: April 19, 2011 Time: 10:00 AM CDT
Location:	Spectra Energy Headquarters 5400 Westheimer Court Houston, Texas 77056

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Form 10-K 3. Annual Report to Shareholders
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 05, 2011 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

      The Board of Directors recommends you vote

      FOR the following:

1.	Election of Directors

Nominees

01 William T. Esrey	02 Gregory L. Ebel	03 Austin A. Adams	04 Paul M. Anderson	05 Pamela L. Carter
06 F. Anthony Comper	07 Peter B. Hamilton	08 Dennis R. Hendrix	09 Michael McShane	10 Joseph H. Netherland
11 Michael E. J. Phelps

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.		The Board of Directors recommends you vote AGAINST the following proposal:

2.	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS SPECTRA ENERGY CORP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2011.	7.	SHAREHOLDER PROPOSAL FOR A DIRECTOR ELECTION MAJORITY VOTE STANDARD.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
3.	APPROVAL OF THE SPECTRA ENERGY CORP 2007 LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.
4.	APPROVAL OF THE SPECTRA ENERGY CORP EXECUTIVE SHORT-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.
5.	AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.
The Board of Directors recommends you vote FOR 3 YEARS for the following proposal:
6.	AN ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.